UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2024

GREAT AJAX CORP.

(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13190 SW 68th Parkway

Suite 110

Tigard, OR   97223

(Address of principal executive offices)

Registrant’s telephone number, including area code:

503- 505-5670

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.01 per share	AJX	New York Stock Exchange
7.25% Convertible Senior Notes due 2024	AJXA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2024, Great Ajax Corp. (the “Company”) entered into a strategic transaction with Rithm Capital Corp. (together with its subsidiaries, “Rithm”), a global asset manager focused on real estate, credit and financial services. The following summarizes the principal transaction agreements executed by the parties.

Credit Agreement

On February 26, 2024, the Company entered into a Credit Agreement (the “Credit Agreement”) with NIC RMBS LLC, an affiliate of Rithm, as sole lender, administrative agent and collateral agent. The Credit Agreement provides, subject to certain conditions, for a delayed draw term loan facility (the “Facility”), in an aggregate amount of up to $70.0 million.

The Facility matures on February 25, 2025. Outstanding loans under the Facility will accrue interest at a rate equal to 10.0% per annum. The obligations of the Company under the Credit Agreement are guaranteed by substantially all of the Company’s non-special purpose vehicle subsidiaries (the “Subsidiary Guarantors”) and are secured by a first-priority lien on substantially all of the assets of the Company and the Subsidiary Guarantors.

The Company plans to use cash on hand, including from loan sales, as well as to access the Facility in order to repay its outstanding convertible notes (the “Existing Convertible Notes”) upon their maturity in April 2024.

The Credit Agreement contains customary conditions, representations and warranties, affirmative and negative covenants and events of default. The covenants include certain financial covenants requiring the Company to maintain compliance with (i) a quarterly minimum net asset value covenant set at the sum of $240 million plus 65% of the positive net equity capital activity of the Company, (ii) a quarterly minimum ratio covenant of the Company’s unencumbered assets to the sum of the aggregate principal amount of the loans outstanding under the Facility and of the outstanding indebtedness under the Company’s operating partnership’s 8.875% Senior Notes due 2027 set at 1.6:1.0, (iii) a quarterly maximum ratio covenant of the Company’s consolidated recourse indebtedness to its equity interests set at 4.0:1.0, (iv) a quarterly minimum liquidity covenant of $30 million and (v) a maximum ratio covenant of (i) the aggregate principal amount of the loans outstanding under the Facility to (ii) the difference between (a) the fair market value of the assets of the Borrower and its consolidated subsidiaries minus (b) the aggregate liabilities of the Borrower and its consolidated subsidiaries of 1.0:1.0.

Changes in the Management of the Company

On February 26, 2024, the Company issued a termination notice to its external manager, Thetis Asset Management LLC (the “Manager”). The Company is expected to pay the Manager the contractually stipulated termination fee substantially in shares of common stock, $0.01 par value per share (“Common Stock”), of the Company. Subject to receipt of stockholder approval, the Company will enter into a termination and release agreement (“Form of Termination and Release Agreement”) with the Manager and a new management agreement with RCM GA Manager LLC, an affiliate of Rithm (“RCM GA”), in the form agreed upon with RCM GA (“Form of Management Agreement”).

As part of the contemplated transactions, subject to receipt of approval of the Company’s stockholders, the board of directors of the Company (“Board of Directors”) will be reconstituted as follows: the Board of Directors will become a five-member board, two members of which will be existing directors, one member of which will be a director nominated by Rithm, and two members of which will be new independent directors.

Warrant Agreement

In connection with the Credit Agreement and pursuant to the Purchase Agreement (as described below), on February 26, 2024, the Company has agreed to issue (the “Warrant Issuance”) to Rithm (the “Rithm Holder”) five-year warrants (the “Warrants”) to purchase shares of Common Stock of the Company (such Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”), at an exercise price per Warrant Share set at a 10% premium to the trailing five-day average closing price of the Common Stock on the New York Stock Exchange (“NYSE”) as of the date hereof. The number of Warrant Shares for which the Warrants may be exercised will equal the greater of 50% of (i) the amount drawn under the Facility and (ii) $35 million, in each case, divided by the exercise price per share.

In connection with the Warrant Issuance, the Company will enter into a warrant agreement with Equiniti Trust Company (the “Form of Warrant Agreement”), in its capacity as the Company’s warrant agent (“Warrant Agent”), in the form attached to the Purchase Agreement, pursuant to which the Warrant Agent agrees to act as the warrant agent in connection with, among other things, the issuance, registration, transfer and exercise of the Warrants. The Warrant Agreement includes a form of Warrant setting forth the number of Warrants to be held by the Rithm Holder and the terms and conditions applicable to such Warrants.

The Warrants are exercisable on the earlier of the declaration of effectiveness of a resale registration statement (described below) relating to the Warrant Shares and August 26, 2024. The number of Warrant Shares issuable upon exercise of the Warrants will be capped at 19.99% of the then-current outstanding Common Stock of the Company, unless and until such exercise is approved by the Company’s stockholders (as described below). If approval of the Company’s stockholders regarding the transactions (as described below) is not obtained, the Warrants will be repurchased by the Company at a value agreed upon by an independent third-party valuation expert.

Securities Purchase Agreement

On February 26, 2024, the Company, Great Ajax Operating Partnership L.P., the Company’s operating partnership (the “Operating Partnership”), and the Manager entered into a securities purchase agreement (the “Purchase Agreement”) with Rithm. Pursuant to the Purchase Agreement, the Company, in a private placement made in reliance on the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act, agreed to issue and sell (as applicable), to Rithm or its designated affiliate, (i) shares of Common Stock, at a purchase price per share of $4.87 (the “Shares”), which represents the trailing five-day average closing price of the Common Stock on the NYSE as of the date hereof for gross proceeds of approximately $14.0 million (the “Private Placement”), and (ii) the Warrants on the terms described above.

The Shares to be purchased pursuant to the Private Placement will be issued following receipt of approval of the Company’s stockholders and the satisfaction of certain other closing conditions described therein. The Company expects to use the net proceeds from the Private Placement towards repayment of any amounts borrowed under the Facility and/or repayment of the Existing Convertible Notes.

Registration Rights

In connection with the Warrant Issuance and the Private Placement, the Company agreed to enter into a registration rights agreement, in the form attached to the Purchase Agreement (the “Form of Registration Rights Agreement”), with Rithm, pursuant to which, the Company agrees to use commercially reasonable efforts to prepare and file a shelf registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the Shares and the Warrant Shares as soon as practicable, and to use commercially reasonable efforts to cause the SEC to declare the registration statement effective as soon as practicable.

The Registration Rights Agreement also includes customary piggyback registration and demand underwritten offering rights with respect to the resale from time to time by Rithm or the applicable holder of the Shares or the Warrant Shares.

In connection with the termination of the Manager, and pursuant to the Form of Termination and Release Agreement, the Company will use commercially reasonable efforts to prepare and file a registration statement to permit the resale of the Common Stock issued to the Manager.

Exchange Agreement

Concurrently with the execution of the Credit Agreement, on February 26, 2024, the Company, the Operating Partnership and the Manager entered into exchange agreements (each, an “Exchange Agreement”) with the current holders (the “Exchanging Investors”) of the Company’s currently outstanding Series A Preferred Stock and Series B Preferred Stock (the “Preferred Stock”) and the Company’s outstanding warrants (collectively, the “Exchanged Securities”). Pursuant to the Exchange Agreement, the Exchanging Investors agreed to exchange with the Company their respective Exchanged Securities for an aggregate of 12,046,222 shares of Common Stock, in accordance with the Exchanged Securities’ terms (the “Exchange”).

Until the Company obtains stockholder approval, the Exchange with respect to the Preferred Stock is limited to up to 19.99% of the outstanding shares of the Common Stock. As a result, 2,581,694 of such shares of Common Stock subject to the Exchange will be issued by the Company following the receipt of the approval of the Company’s stockholders. The Exchange is made in reliance on the exemption from the registration requirements of the Securities Act, afforded by Section 3(a)(9) of the Securities Act.

Stockholder Approval and Support Agreements

Several of the transactions and the agreements described above require the approval of the Company’s stockholders before the transactions may be completed. The Company will prepare and send to its stockholders a proxy statement which will include the recommendation of the Board of Directors and of a special committee thereof to approve the transactions described above that require stockholder approval, and will, as promptly as reasonably practicable after the proxy statement is cleared by the SEC for mailing to the Company’s stockholders, duly call, give notice of, convene and hold a stockholder meeting for the purpose of seeking the Company stockholder approval.

On February 26, 2024, the Company entered into support agreements (each, a “Support Agreement”) with its directors, executive officers and certain institutional stockholders, that, after giving effect to the Exchange, will hold 44% of the outstanding shares of Common Stock of the Company, pursuant to which such stockholders have agreed to support the transactions described above.

The foregoing descriptions of the Credit Agreement, Form of Termination and Release Agreement, Form of Management Agreement, Form of Warrant Agreement, the Purchase Agreement, Form of Registration Rights Agreement, the form of Exchange Agreement and the form of Support Agreement, are qualified in their entirety by reference to the complete terms and conditions of the Credit Agreement, Form of Termination and Release Agreement, Form of Management Agreement, Form of Warrant Agreement, the Purchase Agreement, Form of Registration Rights Agreement, the form of Exchange Agreement and the form of Support Agreement, respectively, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above with respect to the Credit Agreement is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The issuance of the Shares, the Warrants and the Warrant Shares (if any) will be, made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act. The issuance of the Common Stock in the Exchange was and will be made in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On February 26, 2024, the Company issued a press release announcing the entry into the Credit Agreement, the Purchase Agreement, the Registration Rights Agreement, the Warrant Agreement, the Support Agreements and the Exchange Agreements, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1*	Credit Agreement, dated February 26, 2024, by and among the Company and NIC RMBS LLC
10.2	Form of Termination and Release Agreement to be entered into by and among the Company, Great Ajax Operating Partnership L.P. and Thetis Asset Management LLC
10.3*	Form of Management Agreement to be entered into by and among the Company, Great Ajax Operating Partnership L.P. and Rithm
10.4	Form of Warrant Agreement, by and between the Company and Equiniti Trust Company
10.5	Securities Purchase Agreement, dated February 26, 2024, by and among the Company, Great Ajax Operating Partnership L.P., Thetis Asset Management LLC and Rithm
10.6	Form of Registration Rights Agreement, by and among the Company and Rithm
10.7*	Form of Exchange Agreement, dated February 26, 2024, by and among the Company, Great Ajax Operating Partnership L.P., Thetis Asset Management LLC and the Exchanging Investors named therein
10.8*	Form of Support Agreement, dated February 26, 2024, by and among the Company and certain stockholders
99.1	Press Release dated February 26, 2024
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining approval of the stockholders of the Company of the proposed transactions (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING DECISION, GREAT AJAX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED THE SEC IN CONNECTION WITH THE STOCKHOLDER APPROVAL OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholder with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2023 annual meeting filed with the SEC on April 21, 2023, as amended. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Great Ajax does not assume any duty or obligation (and does not undertake) to update or supplement any forward-looking statements. Because forward-looking statements are, by their nature, to different degrees, uncertain and subject to numerous assumptions, risks and uncertainties, actual results or future events, circumstances or developments could differ, possibly materially, from those that the Company anticipated in its forward-looking statements, and future results and performance could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those set forth in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The list of factors presented here is not, and should not be, considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AJAX CORP.
Date: February 26, 2024

	By:	/s/ Mary Doyle
	Name:	Mary Doyle
	Title:	Chief Financial Officer